UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 27, 2006

(Date of earliest event reported)

LENOX GROUP INC

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11908

Delaware	13-3684956
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344

(Address of principal executive offices, including zip code)

(952) 944-5600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

Amendments to Revolving Credit Agreement and Term Loan Agreement

On April 27, 2006, Lenox Group Inc (“Lenox”) and the Administrative Agent (on behalf of the Lenders) (as such terms are defined below), entered into amendments (the “Amendments”) to (1) the Revolving Credit Agreement, dated as of September 1, 2005 (the “Revolving Credit Agreement”), among Lenox and various of its wholly owned subsidiaries, as borrowers (collectively, the “Borrowers”), UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent (the “Administrative Agent”), UBS Loan Finance LLC, JPMorgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, Wells Fargo Foothill, LLC and Bank of America, N.A., as Co-Documentation Agents, and the other lenders named therein (collectively, the “Revolver Lenders”), and (2) the Term Loan Credit Agreement, dated as of September 1, 2005 (the “Term Loan Agreement”), among the Borrowers, UBS Securities LLC as Arranger and Syndication Agent, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, Wells Fargo Foothill, LLC as Documentation Agent, and the other lenders named therein (collectively, the “Term Loan Lenders” and, together with the Revolver Lenders, the “Lenders”). The Amendments were entered into in connection with Lenox’s intention to sell its manufacturing facility located in Pomona, New Jersey and its distribution/office facility located in Langhorne, Pennsylvania (collectively the “Facilities”).

Pursuant to the Amendments, the Lenders granted the Borrowers limited consent to sell the Facilities, provided that 100% of the net cash proceeds of such sales are used to repay a portion of the indebtedness with respect to the Term Loan Agreement. The Amendments also (1) adjusted the maximum leverage ratios set forth in the Revolving Credit Agreement and the Term Loan Agreement for fiscal quarters ending in 2006; (2) adjusted the interest coverage ratios set forth in the Revolving Credit Agreement and the Term Loan Agreement for fiscal quarters ending in 2006; and (3) required the payment by the Borrowers to the Administrative Agent of an amendment fee equal to 15 basis points of the aggregate commitment of those Lenders who consent to the Amendments. Such fee is estimated to be approximately $262,500 for the Revolving Credit Agreement and $134,550 for the Term Loan Agreement. In addition, the Amendment to the Term Loan Agreement raised the interest rate, by .25%, on outstanding ABR and Eurodollar term loans.

Copies of the Revolving Credit Agreement and the Term Loan Agreement are on file with the Securities and Exchange Commission as Exhibits 10.1 and 10.2, respectively, to Lenox’s Current Report on Form 8-K filed on September 6, 2005. The descriptions in this Current Report on Form 8-K of the Amendments to the Revolving Credit Agreement and the Term Loan Agreement are qualified in their entirety by reference to the attached forms of the Amendments, as Exhibits 10.1 and 10.2, respectively.

Relationships with Certain Lenders

Wells Fargo Foothill, LLC is an affiliate of Wells Fargo & Company. According to a Schedule 13G, dated March 2, 2006, Wells Fargo & Company owned 1,193,648 shares of Lenox’s Common Stock, representing 8.5% of Lenox’s outstanding common stock as of April 28, 2006. In 2005, Lenox utilized the insurance brokerage services of Acordia, Inc., an affiliate of Wells Fargo & Company, and paid that entity $150,000 for insurance brokerage services.

UBS Global Asset Management is an affiliate of UBS Securities LLC, UBS AG, Stamford Branch and UBS Loan Finance LLC. According to a Schedule 13G, dated February 14, 2006, UBS Global Asset Management owned 1,179,200 shares of Lenox’s common stock, representing 8.4% of Lenox’s outstanding common stock as of April 28, 2006.

Item 2.02	Results of Operations and Financial Condition.

Lenox Group Inc issued a news release, dated May 2, 2006, entitled “Lenox Group Inc Reports First Quarter 2006 Results”, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1

Amendment, dated April 27, 2006, to the Revolving Credit Agreement, dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent, UBS Loan Finance LLC, as Swingline Lender, JP Morgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, and Wells Fargo Foothill, LLC and Bank of America, N.A. as Co-Documentation Agents.

10.2

Amendment, dated April 27, 2006, to the Term Loan Credit Agreement, dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Sole Arranger and Syndication Agent, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and Wells Fargo Foothill, LLC, as Documentation Agent.

99.1	Press Release dated May 2, 2006, entitled “Lenox Group Inc Reports First Quarter 2006 Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENOX GROUP INC

/s/ Timothy J. Schugel

Timothy J. Schugel
Chief Financial and Operating Officer

Dated: May 3, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment, dated April 27, 2006, to the Revolving Credit Agreement, dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent, UBS Loan Finance LLC, as Swingline Lender, JP Morgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, and Wells Fargo Foothill, LLC and Bank of America, N.A. as Co-Documentation Agents.

10.2

Amendment, dated April 27, 2006, to the Term Loan Credit Agreement, dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Sole Arranger and Syndication Agent, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and Wells Fargo Foothill, LLC, as Documentation Agent.

99.1	Press Release, dated May 2, 2006, entitled “Lenox Group Inc Reports First Quarter 2006 Results.”